2015 First Quarter Conference Call May 12, 2015

Statements in this presentation, including the information set forth as to the future financial or operating performance of Atlas Financial Holdings, Inc., American Country Insurance Company, American Service Insurance Company, Gateway Insurance Company and/or Global Insurance Company of New York (collectively, “Atlas”), that are not current or historical factual statements may constitute “forward looking” information within the meaning of securities laws. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Atlas, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. When used in this presentation, such statements may include, among other terms, such words as “may,” “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “estimate” and other similar terminology. These statements reflect current expectations, estimates and projections regarding future events and operating performance and speak only as to the date of this presentation. Readers should not place undue importance on forward looking statements and should not rely upon this information as of any other date. These forward looking statements involve a number of risks and uncertainties. Some of the factors facing Atlas that could cause actual results to differ materially from those expressed in or underlying such forward looking statements include: (i) market fluctuations, changes in interest rates or the need to generate liquidity; (ii) access to capital; (iii) recognition of future tax benefits on realized and unrealized investment losses; (iv) managing expansion effectively; (v) conditions affecting the industries in which we operate; (vi) competition from industry participants; (vii) attracting and retaining independent agents and brokers; (viii) comprehensive industry regulation; (ix) our holding company structure; (x) our ratings with A.M. Best; (xi) new claim and coverage issues; (xii) claims payments and related expenses; (xiii) reinsurance arrangements; (xiv) credit risk; (xv) our ability to retain key personnel; (xvi) our ability to replace or remove management or Directors; (xvii) future sales of common shares; (xviii) public company challenges; and (xix) failure to effectively execute our business plan. The foregoing list of factors is not exhaustive. See also “Risk Factors” listed in the Company’s most recent registration statement filed with the SEC. Many of these issues can affect Atlas’ actual results and could cause the actual results to differ materially from those expressed or implied in any forward looking statements made by, or on behalf of, Atlas. Readers are cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance on them. In formulating the forward looking statements contained in this presentation, it has been assumed that business and economic conditions affecting Atlas will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of preparation, may prove to be incorrect. When discussing our business operations, we may use certain terms of art which are not defined under U.S. GAAP. In the event of any unintentional difference between presentation materials and our GAAP results, investors should rely on the financial information in our public filings. Safe Harbor 2

Atlas Snapshot 3 NASDAQ: AFH (at 3/31/2015) Corporate Headquarters Elk Grove Village, IL (Chicago suburb) Core Target Markets Taxi / Limo / Paratransit Cash and Investments $211.8 million Total Assets $366.8 million Total Shareholders’ Equity $118.0 million Common Shares Outstanding 12.0 million basic / 12.6 million diluted Book Value Per Common Share $9.23

• Increased 44% in Q1 2015 to $45.0 millionGPW • Reported at least 100% growth in 11 states in which the Company actively writes Geographic Expansion Q1 2015 Milestones  Achieved record operating results  Closed Global Liberty Acquisition  Implemented a number of financial measures to support growth • 84.3% for Q1 2015 • 8th straight quarter under 95% Combined Ratio • Operating income was $5.3 million for the three month period ended March 31, 2015, or $0.42 per common share diluted compared to $2.2 million for the three month period ended March 31, 2014, or $0.22 per common share diluted Operating Income • Annualized first quarter 2015 return on average common equity was 7.7% • Excluding atypical acquisition related expenses, proforma annualized pre-tax ROCE was 14.8% ROE 2015 Q1 Financial and Operating Highlights 4

Impact of Atypical Items • Atypical costs related to acquisitions were $1.7 million, or $0.12 per diluted share ($0.06 attributable to Global Liberty) • Net income was $3.8 million before tax and $2.1 million, after tax compared to $2.2 million • Net earnings per diluted common share were $0.17, after the impact of acquisition related expenses and dilution 2015 Q1 Atypical Items 5 Issuance of 940,500 additional preferred shares to former owner of Gateway Insurance as a result of favorable reserve development M&A transaction fees related to March 2015 acquisition of Global Liberty Insurance (without the benefit of a full quarter of underwriting performance) Change in accounting for Federal Tax Based on the Company’s decision to write down the allowance against its DTA’s at year end 2014, beginning with the three month period ended March 31, 2015, the Company will begin recording tax expense. In the first quarter 2015, the Company’s reported income taxes of $1.6 million compared to $0 in the first quarter of 2014. Going forward, the Company expects to report the statutory tax rate of 35%.

6 Premium Growth GPW increased by 44.0% to $45.0 million • GPW increased 48.1% in core light commercial auto business Strong Underwriting Results Combined ratio improved by 9.2 percentage points year- over-year to 84.3% (includes atypical impact of Gateway reserve reductions) Book Value Growth Atlas has increased book value in each of the past 10 quarters • $9.23 at 3/31/2015 compared to $9.08 at 12/31/2014 and $6.79 at 3/31/2014 % Growth 44.0% 140.0% 35.9% 2015 Q1 Financial and Underwriting Highlights * Q1 2015 includes impact of atypical acquisition related expenses and income tax expense $45.0 $31.2 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Q1 2015 Q1 2014 Gross Written Premium $5.3 $2.2 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 Q1 2015 Q1 2014 Operating Income $2.1 $2.2 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 Q1 2015 Q1 2014 Net Income * $9.23 $6.79 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00 Q1 2015 Q1 2014 Book Value

Considerable Underwriting Margin Improvement Since 2013 U.S. IPO 7 Combined Operating Ratio (“COR”) 98.1% 95.0% 93.9% 91.4% 93.5% 91.9% 89.6% 88.4% 84.2% 75.0% 80.0% 85.0% 90.0% 95.0% 100.0% Q 1 2 0 1 3 Q 2 2 0 1 3 Q 3 2 0 1 3 Q 4 2 0 1 3 Q 1 2 0 1 4 Q 2 2 0 1 4 Q 3 2 0 1 4 Q 4 2 0 1 4 Q 1 2 0 1 5 90.5%* Three Month Periods Ended March 31, 2015 March 31, 2014 Loss ratio 56.1% 63.4% Acquisition cost ratio 13.0% 14.1% Other underwriting expense ratio 15.1% 16.0% Combined ratio 84.2% 93.5% * Excluding the favorable development on Gateway's commercial auto program

Geographic Diversification 8 Gross premium written by state (%) Quarter Ended 3/31/2015Gross premium written by state ($ in '000s)Three Month Periods Ended 31-Mar-15 31-Mar-14 Illinois $ 9,379 21% $ 9,696 31 % New York 7,912 18% 5,044 16 % Michigan 3,532 7.9% 2,934 9.4 % Louisiana 3,322 7.4% 739 2.4 % California 2,775 6.2% 947 3 % Texas 2,348 5.2% 1,175 3.8 % Minnesota 1,689 3.8% 1,503 4.8 % Nevada 1,550 3.4% 44 0.1 % Ohio 1,274 2.8% 1,134 3.6 % Oregon 1,055 2.3% 204 0.6 % Other 10,137 23% 7,804 25 % Total $ 44,973 100% $ 31,224 100 % Illinois, 21.0% New York, 18.0% Michigan, 7.9% Louisiana, 7.4% California, 6.2% Texas, 5.2% Minnesota, 3.8% Nevada, 3.4% Ohio, 2.8% Oregon, 2.3% Other, 23.0% Gross premium written by state (%) Quarter Ended 3/31/2014 Illinois, 31.0% New York, 16.0% Michigan, 9.4% Louisiana, 2.4% California, 3.0% Texas, 3.8% Minnesota, 4.8% Nevada, 0.1% Ohio, 3.6% Oregon, 0.6% Other, 25.0% • Growth in gross premium written in 28 states in the three month period ended March 31, 2015. • Quarter over quarter growth of greater than 100% in 11 states • Strong growth in high potential markets such as California, Louisiana, Nevada, NY (Including Global Liberty acquisition) • 17 states experienced growth of 50% or more as compared to the prior year period.

Operating Activities: Steady Growth in Submissions / VIF (commercial business only: excludes Global Liberty) New Business Submissions (Monthly Vehicles Submitted) 9 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Actual Last Year Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec VIF 2015 - Actual 31,055 32,214 32,973 VIF 2014 - Actual 24,910 25,884 26,324 25,735 26,101 26,589 27,384 27,769 28,547 29,100 29,972 30,404 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 Vehicles in Force

0 50 100 150 200 250 300 350 New Agents Existing Agents Bound/Application Ratio Operating Activities: Consistent Binding Strategy (commercial business only: excludes Global Liberty) Current target of 65%. Continuing incremental application volume from new and existing agents 10 Note: Stacked Line 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% 80.00% 90.00% 100.00% Retention and what it means to AFH (excludes Global Liberty) Renewal Retention (Policy Count) Target of 85% based on current market conditions. 11

Market Overview 12

Correcting Pricing Misconceptions • Atlas is continuing to see rate increases across all lines within its light commercial base (Taxi / Para-transit / Livery) • Company is now beginning to see full effects of competitors exiting its niche market • Commercial auto outperforming P&C at large 13 Commercial Auto is the best performing large segment within the P&C industry. Small accounts continue to outperform large ones

Correcting Pricing Misconceptions 14 Approximately 65% of small accounts continue to experience firm to increasing rates

Loss Ratio 70% Historical results from Atlas’ insurance subsidiaries have continued to produce loss ratios in the 70% range during soft market cycles Combined Ratio of 95 – 97%1 Current Investment Yield of 2.0% on total portfolio of 1.5X net premium earned Tax rate of 35%2 After tax ROE: 8% - 11%3 Loss Ratio 60% Combined Ratio will drop as expenses continue to trend towards the following range. Combined Ratio of 85 – 87%1 Current Investment Yield of 2.0% on total portfolio of 1.5X net premium earned Tax rate of 35%2 After tax ROE: 21% - 24%3 Loss Ratio 50% Loss ratios for the insurance companies Atlas owns were in the low 50’s for multiple years in prior hard market cycles. Combined Ratio of 75 – 77%1 Current Investment Yield of 2.0% on total portfolio of 1.5X net premium earned Tax rate of 35%2 After tax ROE: 34% - 37%3 Impact of Pricing Progression for Atlas Financial Niche insurance business that produces underwriting profits through all market cycles 1 Assumptions: Expense ratio of between 24.5%-26.5% 2 Based on existing DTA’s, the 1st $2.6 mil of income is tax free from a cash perspective through 2032 3 Company operating at efficient scale with 2:1 NWP Surplus Ratio 15 New business pricing below 60%

Financial Highlights 16

Q1 2015 Financial Highlights (comparisons to prior year period) • Gross premium written increased by 44.0% to $45.0 million, including an increase of 48.2% in core commercial auto accounts with 1 – 10 units • Underwriting results improved to $4.8 million, an 235% increase • Operating income was $5.3 million, or $0.42 per common share diluted • Income before taxes was $3.8 million, or $0.30 per common share diluted, an increase of 71.5% • Net income was $2.1 million (which included $1.7 million in total atypical acquisition related expenses and $1.7 million of income tax expense), compared to $2.2 million • Earnings per common share diluted were $0.17 (which included $0.11 per share in atypical acquisition related expenses), compared to $0.22 17 Target total expense ratio of 24.5% to 26.5%

# 2015 Q1 Operating Earnings to GAAP

| | As Reported Q1 2015 | Adjust for Full Qtr of Global Liberty | Eliminate Acquisition related costs and benefits | Pro-forma Q1 2015 results | As Reported Q1 2014 |
|---|---|---|---|---|---|
| Gross premium written | $44,973 | $11,689 | | $56,662 | $31,224 |
| Net premium earned | 30,167 | 5,121 | | 35,288 | 21,954 |
| Losses on claims | 16,932 | 3,577 | 1,900 | 22,409 | 13,919 |
| Acquisition costs | 3,918 | 550 | | 4,468 | 3,090 |
| Other underwriting expense | 4,554 | 777 | | 5,331 | 3,523 |
| **Net underwriting income** | 4,763 | 217 | (1,900) | 3,080 | 1,422 |
| Net investment income | 520 | 251 | | 771 | 779 |
| **Income from operating activities, before tax** | 5,283 | 468 | (1,900) | 3,851 | 2,201 |
| Less: Costs incurred related to acquisitions | 1,692 | | (1,692) | 0 | 0 |
| Realized gains (losses) and other income | 169 | 87 | | 256 | (9) |
| **Net income before tax** | 3,760 | 556 | (208) | 4,108 | 2,192 |
| Income tax expense | 1,623 | 211 | (391) | 1,443 | 0 |
| **Net income** | $2,137 | $344 | $183 | $2,664 | $2,192 |
| | | | | | |
| **Key Financial Ratios:** | | | | | |
| Loss ratio | 56.1% | 69.9% | | 63.5% | 63.4% |
| Acquisition cost ratio | 13.0% | 10.7% | | 12.7% | 14.1% |
| Other underwriting expense ratio | 15.1% | 15.2% | | 15.1% | 16.0% |
| Combined Ratio | 84.2% | 95.8% | | 91.3% | 93.5% |
| Operating earnings per share | $0.42 | | | $0.31 | $0.22 |
| Earnings per common share diluted - Before tax | $0.30 | | | $0.32 | $0.22 |
| Earnings per common share diluted - After tax | $0.17 | | | $0.21 | $0.22 |
| Return on common equity - Before Tax | 13.7% | | | 14.8% | 13.7% |
| Return on common equity - After Tax | 7.7% | | | 9.5% | 13.7% |

18

19 Detailed Impact of Changes to Book Value per Common Share As of: (in '000s, except for shares and per share data) March 31, 2015 December 31, 2014 Shareholders' equity $ 117,963 $ 109,399 Less: Preferred stock in equity 6,941 2,000 Less: Accumulated dividends on preferred stock 219 184 Common equity $ 110,803 $ 107,215 Participative shares: Common shares outstanding 11,978,993 11,771,586 Restricted stock units (RSUs) 29,631 37,038 Total participative shares 12,008,624 11,808,624 Book value per participative share outstanding $ 9.23 $ 9.08 Book value per common share was as follows: Book value per common share of $9.23 increased by $0.15 relative to December 31, 2014 as follows: $0.29 increase related to net income after tax and before items below; $0.01 increase related to the change in realized investment after tax; $0.09 increase related to the change in unrealized gains/losses after tax; ($0.12) decrease related to share based compensation; and ($0.12) decrease related to expenses incurred with the acquisition of subsidiaries. $0.15 total change from December 31, 2015 book value per common share

• Attractive investment leverage • Credit Facility: – $5 million one-year revolver, LIBOR + 2.75% – $30 million five-year draw facility, LIBOR + 4.5% • Acquisitions with adverse development protection ($ in millions) March 31, 2015 December 31, 2014 Cash and Investments $211.8 $180.0 Total Assets $366.8 $283.9 Claim Reserves (Gross of Reinsurance) (1) (2) (3) $130.4 $102.4 Unearned Premiums $92.7 $59.0 Total Shareholders’ Equity $118.0 $109.4 20 (1) Atlas’ purchase of American Country and American Service included $10 million limit of adverse development protection (90% quota share after $1 million) based on reserves as of September 30, 2010, which has not been utilized. (2) Gateway Acquisition included $2 million of adverse development protection (3) Recently acquired Global Liberty included $4 million of adverse development protection Strong Balance Sheet

Investment Portfolio Conservative Investment Approach • Emphasize preservation of capital, market liquidity to support payment of liabilities and diversification of risk • Investment duration re-positioned to match core commercial auto reserve liabilities (4.7 years) Investment Portfolio • As of December 31, 2014, total investments equaled $187.6 million, of which fixed income consisted of 90.4% • Predominantly corporate and government bonds • Average S&P rating of AA • 53.1% AAA • 81.5% A or better 21 Government 19% Corporate 38% Mortgage Backed 26% Other Asset Backed 8% Other Investments 8% Equities 1% Investment Portfolio (3/31/2015) (1) (1) American Country Insurance Company, American Service Insurance Company, Inc. and Gateway Insurance Company Credit ratings of fixed income securities portfolio (in '000s) As of: March 31, 2015 December 31, 2014 Amount % of Total Amount % of Total AAA/Aaa $ 90,142 53.1%$ 77,856 61.3 % AA/Aa 16,449 9.7% 10,897 8.6 % A/A 31,654 18.7% 22,206 17.5 % BBB/Baa 30,790 18.1% 15,990 12.6 % BB 540 0.3% — — % CCC 138 0.1% — — % Total Securities $ 169,713 100.0%$ 126,949 100.0%

Outlook 22

Concluding Remarks Favorable Outlook • Company has implemented measures to manage its operating leverage as it grows, with the objective of self- – $35 Million Line of credit from Fifth Third Bank – Quota share reinsurance • Expect to exceed previously discussed $200 million in gross premiums written in 2015 – $400 million in written premium is proportionate share • Goal is to maximize ROE potential in the current cycle – Strong operating margins – Efficient and scalable capital structure – Operating leverage • Discipline as market leader in niche business – Expertise – Focus – Underlying data – Strong brands – Difficult to replicate model 23 Goal Atlas is targeting a high teens after-tax ROCE in 2015. Based upon its current growth trends and current market conditions, that Company believes that in subsequent years may exceed 20%.

For Additional Information At the Company: Scott Wollney Chief Executive Officer swollney@atlas-fin.com 847-700-8600 Investor Relations: The Equity Group Inc. Adam Prior Senior Vice President APrior@equityny.com 212-836-9606 Terry Downs Associate TDowns@equityny.com 212-836-9615 Nasdaq: AFH